                                                                    EXHIBIT 10.1


                            DEALER MANAGER AGREEMENT


                                    March 13, 1997


            BT SECURITIES CORPORATION

            One Bankers Trust Plaza

            New York, New York  10006

            Ladies and Gentlemen:

            Monarch Marking Systems, Inc. (formerly known as Monarch Acquisition Corp.), a Delaware corporation (the "Company"), proposes to offer (the "Tender Offer") to the holders of its 12 1/2% Senior Notes due 2003 (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated March 13, 1997 (including all information incorporated by reference therein and exhibits, appendices and attachments thereto, as amended, modified or supplemented from time to time, the "Offer to Purchase"), to purchase for cash $100,000,000 in aggregate principal amount of the outstanding Notes. Concurrently with the Tender Offer, the Company is soliciting consents (the "Consent Solicitation") from holders of the Notes to amendments (the "Proposed Amendments") to certain of the provisions in the indenture governing the Notes (the "Indenture"), as described in the Offer to Purchase. Upon receipt of the Requisite Supermajority Consents (as defined in the Offer to Purchase) or, at the option of the Company, the Requisite Majority Consents (as defined in the Offer to Purchase) from holders of the Notes ("Holders"), the Company and Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), the trustee under the Indenture (the "Trustee"), will enter into an amendment and/or a supplement to the Indenture (the "Supplemental Indenture") which will give effect to some or all, as the case may be, of the Proposed Amendments. Unless otherwise indicated, the use of the term Tender Offer herein shall be deemed to include the Consent Solicitation.

            The Company hereby confirms its agreement with you as follows:

            1. Tender Offer Materials. The Company agrees to furnish you at its own expense with as many copies as you may reasonably request of the Offer to Purchase, Letter of Transmittal, Notice of Guaranteed Delivery, Broker/Dealer Letters, Client Letters and Taxpayer Guidelines (collectively, the "Letters of Transmittal"). The Offer to Purchase, together with all other attachments thereto, the Letters of Transmittal, as such materials may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, are herein collectively referred to as the "Offering Materials".

            The date or dates on which the Offering Materials are first mailed or otherwise distributed to Holders is hereinafter referred to as the "Commencement Date".

            2. Retention. (a) The Company hereby retains you to act as exclusive financial advisor and dealer manager (the "Dealer Manager") to the Company in connection with the Tender Offer, until the earlier of May 31, 1997 or the date of the consummation of the Tender Offer (such date of consummation, the "Closing Date"). As financial advisor and Dealer Manager, you agree, in accordance with customary practice, to perform those services in connection with the Tender Offer as are customarily performed by investment banking concerns acting in such roles in connection with tender offers and consent solicitations of a like nature, including but not limited to soliciting tenders and consents pursuant to the Tender Offer and Consent Solicitation, communicating generally regarding the Tender Offer with brokers, dealers, commercial banks, and trust companies and other persons, including the holders of the Notes, and providing advice to the Company with respect to the terms and timing of the Tender Offer and assisting the Company in the preparation of the Offering Materials to the extent that such documents relate to the terms of the Tender Offer.

            (b) Subject to the last sentence of this clause (b), the Company agrees that any reference to the Dealer Manager in any Offering Materials or in any press release or other document or communication related to the Tender Offer or your activities in connection therewith is subject to the Dealer Manager's prior approval. If the Dealer Manager resigns or its engagement hereunder is terminated prior to the dissemination of the Offering Materials or any other release or communication, no reference shall be made therein to the Dealer Manager. In the event that applicable law requires a reference to any Dealer Manager, the Company agrees to provide the Dealer Manager with prompt notice of such requirement to provide the Dealer Manager a reasonable opportunity to seek an appropriate protective order or other remedy.

            (c) The Company authorizes the Dealer Manager to communicate with any information agent or depositary designated or retained by the Company with respect to the Tender Offer (respectively, the "Information Agent" and the "Depositary") regarding the Tender Offer.

            (d) In full payment for services rendered and to be rendered hereunder by the Dealer Manager, the Company agrees to pay the Dealer Manager's fees and to reimburse the Dealer Manager for expenses as follows:

            (i) An aggregate cash fee equal to $3.50 per $1,000 principal amount of Notes validly tendered and purchased pursuant to the Tender Offer shall be paid by the Company on the Closing Date and such fee shall be paid irrespective of the termination of this Agreement prior to the dates set forth in Subsection 2(a).

            (ii) In addition to the compensation to be paid as provided in Subsection d(i) hereof, the Company shall pay, without regard to whether the Tender Offer is consummated, to or on behalf of the Dealer Manager, promptly as billed, all reasonable out-of-pocket expenses (including all reasonable fees and expenses of the Dealer Manager's legal counsel) incurred in connection with the Tender Offer.

            (iii) If the Dealer Manager resigns or the Company terminates the Dealer Manager's services for any reason prior to the Closing Date, the Dealer Manager and its legal counsel shall be entitled to receive all of the amounts provided for in Subsections d(i) and (ii) hereof up to and including the effective date of such resignation or termination, as the case may be.

            3. Certain Covenants. The Company covenants with you as follows:

            (a) The Company will give the Dealer Manager notice of its intention to amend or supplement any Offering Materials, will furnish the Dealer Manager with copies of such amendment or supplement, and will not use any such amendment or supplement to which the Dealer Manager or counsel for the Dealer Manager shall reasonably object in writing or which is not in compliance with the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) If, during the Tender Offer, any event occurs as a result of which it shall, in the reasonable judgment of the Company or its counsel or the Dealer Manager or its counsel, be necessary to amend or supplement any of the Offering Materials in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it is necessary, in the reasonable judgment of any such person, at any time to amend or supplement any of the Offering Materials to comply in all material respects with the Exchange Act, and the rules and regulations of the Commission promulgated thereunder or any other law, rule or regulation, such person shall promptly inform the Company and the Dealer Manager, and (subject to Section 3(a) above) the Company shall promptly prepare and furnish copies to you of such amendments or supplements to such Offering Materials, so that either (i) the statements in the Offering Materials, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading or (ii) such compliance is effected.

            (c) The Company shall comply in all material respects with the applicable provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"), the Exchange Act, and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Trust Indenture Act"), in connection with the Offering Materials, the Tender Offer and the transactions contemplated hereby and thereby; the Company will take on a timely basis all actions reasonably necessary or legally required in relation to the Tender Offer and all other actions contemplated by this Agreement and by the Offering Materials; and the Company will take all necessary corporate action to authorize any amendments to or modifications of the Tender Offer.

            (d) The Company will notify you, not less than two hours prior thereto, of the time when it proposes to commence the Tender Offer or, after commencement, to extend the Tender Offer; will notify you as promptly as practicable of its receipt of the Requisite Supermajority Consents and the Requisite Majority Consents; and will notify you as promptly as practicable following expiration of the Tender Offer on the Expiration Date (as defined in the Offering Materials), of the aggregate principal amount of Notes in respect of which a consent and/or tender has been verified to be in proper form, a consent and/or tender has been rejected and which are being processed. The Company shall promptly give you notice of any change in the Expiration Date.

            (e) The Company shall advise you promptly of (i) the occurrence of any event, or the discovery of any fact, which could reasonably be expected to cause the Company to amend, withdraw or terminate the Tender Offer, (ii) the occurrence of any event, or the discovery of any fact, which could reasonably be expected to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (iii) the issuance of any comment or order or the taking of any other action by the Commission or any other governmental or regulatory agency with respect to the Tender Offer (and, if in writing, will promptly furnish you a copy thereof), (iv) the occurrence of any event, or the discovery of any fact, which could reasonably be expected to cause the Company to amend or supplement any of the Offering Materials, (v) the issuance or the threatened issuance of any order or the taking of any other action by any administrative or judicial tribunal or governmental agency or instrumentality concerning the Tender Offer (and, if in writing, will promptly furnish you a copy thereof) and (vi) any other information relating to the Tender Offer which you may from time to time reasonably request.

            4. Expenses. In addition to the obligation of the Company to reimburse the Dealer Manager for its reasonable out-of-pocket expenses as provided in Subsection 2(d)(ii) hereof, the Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 8 hereof, including, but not limited to, all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the Offering Materials, the Supplemental Indenture and all other agreements related to the Tender Offer or the distribution of any legal investment memoranda, (ii) all arrangements relating to the delivery to the Dealer Manager of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Company, (iv) the fees and disbursements of the Trustee, the Transfer Agent and Registrar, the Information Agent and the Depositary and (v) any meetings with Holders relating to the Tender Offer.

            5. Representations and Warranties. The Company represents and warrants to and agrees with you that as of the Commencement Date and the Closing
Date:

            (i) The Offering Materials, as amended and supplemented from time to time, do not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading, except that the representations and warranties set forth in this
            Section 5(i) do not apply to statements made in reliance upon and in conformity with information relating to the Dealer Manager furnished in writing by the Dealer Manager expressly for use in the Offer to Purchase.

            (ii) The Company has all the necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and by the Offering Materials. The Company has taken all necessary corporate action to authorize the Tender Offer and the execution, delivery and performance of this Agreement and the Supplemental Indenture.

            (iii) The consummation of the Tender Offer, as contemplated by the Offering Materials, complies in all material respects with all applicable provisions of the Securities Act, the Exchange Act and the Trust Indenture Act, and with all applicable rules or regulations of any governmental or regulatory authority or body, including applicable "Blue Sky" or similar state securities laws or statutes; and no consent or approval of, or filing with, any governmental or regulatory authority or body will be required by the Company in connection with this Agreement or the commencement or consummation of the Tender Offer other than those consents or approvals which will have been obtained and is, or will be, in full force and effect or any filing which will have been made prior to the commencement or consummation, as the case may be, of the Tender Offer.

            (iv) The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority (corporate or otherwise) under such laws, and has all necessary authorizations, approvals, orders, licenses, franchises, consents, certificates and permits of and from regulatory or governmental officials, bodies and tribunals to own or lease its properties and conduct its businesses as now conducted as described in the Offering Materials, and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to have such authorizations, approvals, orders, licenses, franchises, consents, certificates or permits or to be so qualified would not have a material adverse effect on the business, condition (financial or other), results of operations or business prospects of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect").

            (v) This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Dealer Manager, constitutes the valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except that the enforcement hereof may be limited by subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Company is not (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its respective properties or assets which violation could reasonably be expected to have a Material Adverse Effect, or
            (iii) in default in the performance or observance of (including any default arising after notice or lapse of time or both) any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which it is subject, which default could reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and the Supplemental Indenture and the consummation by the Company of the transactions contemplated hereby and thereby and by the Offering Materials will not conflict with or constitute or result in a breach or violation by the Company of any of (x) the terms or provisions of, or constitute a default (including any default arising after notice or lapse of time or both) by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which any of them is a party or to which any of their respective properties is subject, which conflict, breach, violation or default could reasonably be expected to have a Material Adverse Effect, (y) the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or (z) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body applicable to the Company or any of its subsidiaries or any of their respective properties, which conflict, breach, violation or default could reasonably be expected to have a Material Adverse Effect.

            (vi) Except as described in the Offering Materials, there is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which it or any of its subsidiaries, or to which any of their respective properties is subject, before or brought by any court or governmental agency or body, which could reasonably be expected to have a Material Adverse Effect.

            (vii) Except as stated in the Offering Materials and as provided herein, the Company has not agreed to pay and does not know of any outstanding material claims in the nature of a finder's fee, financial advisory fee, origination fee or similar fee to be paid by it with respect to the transactions contemplated hereby.

            6. Conditions of the Dealer Manager's Obligations. Your obligations to act and to continue to act (as the case may be) as Dealer Manager shall be subject to the accuracy in all material respects of the representations and warranties contained herein as of the Commencement Date as if made on and as of such date (except as expressly provided therein), to the performance in all material respects by the Company of its covenants and agreements hereunder and to the following additional conditions, unless waived in writing by the Dealer
Manager:

            (a) There shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect, or against you relating to the Tender Offer and your activities in connection therewith or any of the other transactions contemplated by the Offering Materials.

            (b) The proceedings taken at or prior to the Closing Date in connection with the Tender Offer and any other transactions contemplated by the Offering Materials shall be in form and substance reasonably satisfactory to you and your counsel.

            (c) On the Commencement Date, you shall have received the opinion of Snow Becker Krauss P.C., counsel for the Company, substantially in the form of Exhibit A hereto.

            (d) On the Closing Date, you shall have received, dated as of such date, the opinion of Snow Becker Krauss P.C., counsel for the Company, substantially in the form of Exhibit B hereto.

            (e) Neither the Tender Offer nor any of the other transactions contemplated by the Offering Materials shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to the Tender Offer, this Agreement, the Supplemental Indenture or any of the other transactions contemplated by the Offering Materials, before any court or governmental authority.

            (f) On the Closing Date, the Dealer Manager shall have received a certificate, dated such date, of the chief executive officer or the chief financial officer of the Company to the effect that:

            (i) The representations and warranties in this Agreement are true and correct in all material respects as if made on and as of such date and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such date (after giving effect to the Tender Offer and the other transactions contemplated by the Offering Materials);

            (ii) Subsequent to the date as of which information is given in the Offering Materials (as amended or supplemented), as of the date of such certificate, there has not been any change or any development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect on the Company; and

            (iii) Neither the Tender Offer, nor any of the other transactions contemplated hereby or by the Offering Materials has been enjoined (temporarily or permanently).

            (g) On or before the Closing Date, to the extent Requisite Supermajority Consents or, at the option of the Company, the Requisite Majority Consents have been received, the Company and the Trustee and all other necessary parties shall have executed and delivered the Supplemental Indenture, which shall be reasonably satisfactory in form and substance to the Dealer Manager and Cahill Gordon & Reindel, counsel for the Dealer Manager, and the Supplemental Indenture shall be in full force and effect.

            On or before the Commencement Date and the Closing Date, you and your counsel shall have received such further documents, certificates and schedules relating to the business, corporate, legal and financial affairs of the Company and its subsidiaries and the Tender Offer as reasonably requested.

            In the event that any of the foregoing conditions is not met when required to be met, then you shall be entitled to withdraw as Dealer Manager in connection with the Tender Offer without any liability or penalty to you or any other "indemnified party" (as defined in Section 7) and without loss of any right to the payment of all expenses and fees payable under this Agreement.

            7. Indemnification. The Company agrees to indemnify and hold harmless the Dealer Manager and the respective affiliates, the directors, officers, agents, representatives and employees of the Dealer Manager or its affiliates and each other person, if any, controlling the Dealer Manager (each an "indemnified party") from and against any and all losses, actions, claims, damages or liabilities, and will reimburse any indemnified party for all costs and expenses (including counsel fees) as they are incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim caused by or arising out of, or in connection with, the Tender Offer (whether or not consummated), including, but not limited to, actions, claims, liabilities or expenses arising out of or based upon any breach of any agreement or representation of the Company contained in this Agreement, the structuring and development of the Tender Offer, an untrue statement or alleged untrue statement of a material fact in any of the Offering Materials or an omission or an alleged omission to state a material fact in any of the Offering Materials necessary to make the statements therein not misleading, or the transmittal of the Offering Materials to Holders, or which arise out of or are based upon any failure to accept Notes or consents properly tendered pursuant to the Tender Offer; provided, however, that the Company will not be liable to any indemnified party to the extent that any claims, liabilities, losses, damages, costs or expenses are finally determined by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

            The Company will not, without the prior written consent of the Dealer Manager, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought by an indemnified party hereunder (whether or not any indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional written release (in form and substance reasonably satisfactory to the indemnified parties) of the indemnified parties from all liability arising out of such claim, action, suit or proceeding.

            Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section 7, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein and, to the extent it may wish to, may assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the Company and the indemnified party shall have concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the Company, then the Company shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the Company to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the Company will not be liable to such indemnified party under this
Section 7 for any legal or other expenses, other than costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the Company shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Dealer Manager, representing the indemnified parties, who are parties to such action or actions) or (ii) the Company has authorized the employment of counsel for the indemnified party at the expense of the Company. After such notice from the Company to such indemnified party, the Company will not be liable for the losses, costs and expenses of any settlement of such action effected by such indemnified party without the consent of the Company. If such indemnified party waives all of its rights under this Section 7, the indemnified party may effect such a settlement without the consent of the Company.

            In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), the Company, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the indemnified party or parties on the other from the Tender Offer or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company on the one hand and the indemnified party or parties on the other in connection with such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the indemnified parties on the other shall be deemed to be in the same proportion as (i) the aggregate principal amount of Notes solicited for tender and consent pursuant to the Tender Offer bears to (ii) the fees and expenses paid or proposed to be paid by the Company to the Dealer Manager under this Agreement. The indemnity, reimbursement and contribution obligations of the Company under this Agreement shall be in addition to any rights that the Dealer Manager or any other indemnified party may have at common law or otherwise. The Company and the Dealer Manager agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company on the one hand and the indemnified parties on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph. For purposes of this paragraph, each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Dealer Manager.

            8. Termination. (a) This Agreement may be terminated (i) by the Dealer Manager at any time upon notice to the Company if (A) the Company shall mail or otherwise distribute or propose to mail or otherwise distribute any supplement to any Offering Materials to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by its counsel, (B) at any time prior to the Closing Date, the Tender Offer is terminated or withdrawn for any reason (other than the failure of the Dealer Manager to perform its obligations hereunder) or any restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to the Tender Offer, this Agreement or any of the other transactions contemplated by the Offering Materials, before any court or governmental authority which makes it inadvisable for the Dealer Manager, in its discretion, to continue to act as Dealer Manager hereunder, (C) any of the conditions specified in Section 6 shall not have been fulfilled, or (D) there is a good faith disagreement between the Dealer Manager and the Company with respect to a material term or condition of the Tender Offer or the Offering Materials, or (ii) by the Company upon notice to the Dealer Manager, if there is a good faith disagreement between the Dealer Manager and the Company with respect to a material term or condition of the Tender Offer or the Offering Materials.

            (b) Termination of this Agreement pursuant to this Section 8 shall be without liability of any party to any other party except as provided in
Section 11 hereof.

            9. Notices. Any notices required to be given in writing pursuant to any of the provisions of this Agreement shall be mailed, air couriered or delivered (a) to the Company:

            Monarch Marking Systems, Inc.
            170 Monarch Drive
            Miamisburg, Ohio 45342
            Attention: Arthur Hershaft, Chairman

            with a copy to:

            Paxar Corporation
            105 Corporate Park Drive
            White Plains, New York 10604
            Attention:  Arthur Hershaft, Chairman
                        and Chief Executive Officer
                                 - and -

            Snow Becker Krauss P.C.
            605 Third Avenue
            New York, NY  10158
            Attention: Eric Honick, Esq.

            or (b) to the Dealer Manager:

            BT Securities Corporation
            One Bankers Trust Plaza
            New York, New York  10006
            Attention: Jim Clayton

            with a copy to:

            Cahill Gordon & Reindel
            80 Pine Street
            New York, New York  10005
            Attention:  Gerard M. Meistrell, Esq.

Any such notice may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.

            10. Tombstone. The Company acknowledges that the Dealer Manager may at any time after the Closing Date place an announcement in such newspapers and periodicals as it may choose, at the Company's cost, stating that it acted as financial advisor to the Company in connection with the Tender Offer, provided that the Dealer Manager will submit a copy of any such announcements to the Company for its prior approval, which approval shall not be unreasonably withheld or delayed.

            11. Survival. The provisions of Section 2(d) hereof, the indemnity and contribution agreements contained in Section 7 hereof, the representations and warranties and agreements set forth in Section 5 hereof and Section 12 hereof shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Manager, or by or on behalf of any affiliate of the Dealer Manager or any person controlling the Dealer Manager or affiliate, (ii) consummation of the Tender Offer or (iii) any termination of this Agreement or of the Dealer Manager's engagement hereunder, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Dealer Manager and the indemnified parties referred to in Section 7 hereof.

            12. APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS, AND ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR CONTEMPLATED BY THIS AGREEMENT IS HEREBY WAIVED. YOU HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

            13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            14. Headings. The section headings in this Agreement have been inserted as a matter of convenience of reference only and are not a part hereof.

            15. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Dealer Manager.

                                    Very truly yours,

                                    MONARCH MARKING SYSTEMS, INC.


                                    By: /s/ Arthur Hershaft
                                       ---------------------------------
                                        Name:  Arthur Hershaft
                                        Title: Chairman


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

BT SECURITIES CORPORATION




By: /s/ James A. Clayton
---------------------------------
Name:  James A. Clayton
Title: Managing Director

                                                                       Exhibit A


          Form of Commencement Date Opinion of Snow Becker Krauss P.C.


            1. The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Delaware.


            2. The Company has the full corporate power and authority to execute, deliver and perform its obligations under the Dealer Manager Agreement.


            3. To the best of our knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Tender Offer, the Consent Solicitation or any of the other transactions contemplated by the Offering Materials.

            4. The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Dealer Manager) is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. The execution and delivery of the Dealer Manager Agreement by the Company and the performance of its obligations thereunder will not result in the violation by the Company of its certificate of incorporation and bylaws or in the breach of or a default by the Company under any Indenture, mortgage, deed or trust, loan agreement, note, lease or other agreement or instrument known to us to be applicable to the Company or to which or any of its properties is subject.

            6. None of (i) the execution or delivery of the Dealer Manager Agreement by the Company, (ii) performance by the Company of its obligations under the Dealer Manager Agreement or (iii) the making of the Tender Offer and Consent Solicitation by the Company, violates any Federal or New York State statute, law, rule or regulation or any provision of the Delaware General Corporation Laws known to us or any judgment, decree, order, rule or regulation of any court or other governmental authority applicable to the Company or any of its subsidiaries (other than blue sky laws, rules or regulations as to which we express no opinion).

            In addition, we have participated in conferences with officers and other representatives of the Company and its subsidiaries, representatives of the independent public accountants for the Company and its subsidiaries, and your representatives, at which the contents of the Offering Materials and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Materials, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company and its subsidiaries), no facts came to our attention that caused us to believe that the Offering Materials contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no opinion with respect to the financial statements and other financial and statistical data included in the Offering Materials.

                                                                       Exhibit B

             Form of Closing Date Opinion of Snow Becker Krauss P.C.

            1. The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Delaware.

            2. The Company has the full corporate power and authority to execute, deliver and perform its obligations under the Dealer Manager Agreement.

            3. To the best of our knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Tender Offer, the Consent Solicitation or any of the other transactions contemplated by the Offering Materials.

            4. The Supplemental Indenture relating to the Notes has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Trustee) is the legally valid and binding agreement of the Company, enforceable against it in accordance with its terms, except that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. The execution and delivery of the Supplemental Indenture by the Company will not result in the violation by the Company of its certificate of incorporation and bylaws or any statute, rule or regulation known to us to be applicable to the Company, or in the breach of or a default by the Company under any indenture, mortgage, deed of trust, loan agreement, note, lease, license or other agreement or instrument known to us to be applicable to the Company or to which any of its properties is subject.

            6. None of (i) the execution or delivery of the Dealer Manager Agreement by the Company, (ii) performance by the Company of its obligations under the Dealer Manager Agreement or (iii) the making of the Tender Offer and Consent Solicitation by the Company, violates any Federal or New York State statute, law, rule or regulation or any provision of the Delaware General Corporation Laws known to us or any judgment, decree, order, rule or regulation of any court or other governmental authority applicable to the Company or any of its subsidiaries (other than blue sky laws, rules or regulations as to which we express no opinion).

            7. To the best of our knowledge, no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the purchase of the Notes (other than blue sky laws, rules or regulations as to which we express no opinion).

            8. The changes affected by the Supplemental Indenture conform to the description thereof in the Offering Materials, as amended or supplemented to the date hereof, in all material respects.

            9. The Indenture, as amended by the Supplemental Indenture, complies with the Trust Indenture Act.

            10. The consummation of the Tender Offer and the Consent Solicitation on the terms set forth in the Offering Materials, as amended and supplemented to the date hereof, will not conflict with or result in a violation of Section 14(e) of the Exchange Act and the rules and regulations promulgated thereunder.

            In addition, we have participated in conferences with officers and other representatives of the Company and its subsidiaries, representatives of the independent public accountants for the Company and its subsidiaries, and your representatives, at which the contents of the Offering Materials, as amended and supplemented to the date hereof, and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Materials, as amended and supplemented to the date hereof (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company and its subsidiaries), no facts came to our attention that caused us to believe that any of the Offering Materials, as amended and supplemented to the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading it being understood that we express no opinion with respect to the financial statements and other financial and statistical data included in any of the Offering Materials, as amended or supplemented to the date hereof.


                                        5